Exhibit 99.1

FB
FirstBank
Claytonbank | cb
AmericanCity | bank
FirstBank recently announced its intent to merge with Clayton Bank & American City Bank. In the next few weeks, we will be submitting applications to the necessary regulatory authorities for approval which we expect to be completed in the third quarter of this year. Until that time, it is business as usual for you, our valued customers. .
FREQUENTLY ASKED QUESTIONS
Who are Clayton Bank & American City Bank?
Jim Clayton founded Clayton Bank through the 2002 purchase of First State Bank of Henderson, Tennessee, the main bank of Jim’s childhood home. In 2004, Friendship Bank of Friendship, Lexington and Covington, and American City Bank of Tullahoma and Manchester were added, and in 2006 the Bank of Camden was acquired. Clayton Bank expanded to Knoxville and Cookeville in 2005 and operates branches in downtown Knoxville, West Knoxville, Farragut, Clinton Highway and Alcoa. With more than $1 billion in assets and 31 offices in 20 cities, the Clayton family of banks satisfies the banking needs of more than 60,000 individual and commercial clients across Tennessee.
Clayton Bank & American City Bank are committed to giving back to the communities they serve through community outreach and volunteering. Similar to FirstBank, they are known for their hometown West Tennessee roots, natural friendliness and level of service uncommon today – a perfect fit into the FirstBank family!
Why did FirstBank choose Clayton Bank & American City Bank?
FirstBank’s decision to merge with Clayton Bank & American City Bank was based on its long-term growth strategy and the desire to expand its Tennessee presence especially in the Knoxville and Tullahoma markets. Clayton Bank & American City Bank have a long-standing positive reputation built through customer service and community involvement.
Additionally, the Specialty Lending Group at Clayton Bank focuses primarily on the manufactured housing industry demonstrating a comparable entrepreneurial spirit that we believe is alive and well at FirstBank. FirstBank is committed to growing Clayton Bank’s Manufacturing Housing business.
When can I start using Clayton Bank and American City branches?
As soon as the integration is complete, which is expected in the third quarter of 2017, you will be able to use Clayton Bank, American City Bank and FirstBank branches! You will receive further communication when you are able to do so.
How can I learn more about FirstBank and this merger?
More information is available on FirstBank’s website at www.FirstBankOnline.com including the full news release announcing the transaction.

FB
FirstBank
AmericanCity | bank
Claytonbank | cb
Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through FB Financial’s use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the proposed acquisition, the anticipated benefits and financial impact thereof, the outlook for FB Financial’s future business and financial performance and/or the performance of the banking industry and economy in general.
These forward-looking statements include, without limitation, statements relating to the anticipated benefits, financial impact and closing of the proposed acquisition by FB Financial of the Clayton Banks, including, the anticipated timing of the closing of the proposed acquisition and FirstBank’s plans with respect to the Clayton Banks following the closing. Forward-looking statements are based on the information known to, and current beliefs and expectations of, FB Financial’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this communication including, without limitation, the parties’ ability to consummate the acquisition or satisfy the conditions to the completion of the acquisition, including the receipt of the shareholder approvals; the receipt of regulatory approvals required for the acquisition on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing and completion and accounting and tax treatment of the acquisition; the possibility that any of the anticipated benefits of the proposed acquisition will not be fully realized or will not be realized within the expected time period; the risk that integration of the Clayton Banks’ operations with those of FB Financial will be materially delayed or will be more costly or difficult than expected; the failure of the proposed acquisition to close for any other reason; the effect of the announcement of the proposed acquisition on employee and customer relationships and operating results (including, without limitation, difficulties in maintaining relationships with employees and customers); the possibility that the proposed acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events; general competitive, economic, political and market conditions and fluctuations; and the other factors described in FB Financial’s final prospectus filed pursuant to Rule 424(b)(3) under the Securities Act, as amended, filed with the U.S. Securities and Exchange Commission on September 19, 2016 (Registration No. 333-213210) under the captions “Cautionary note regarding forward-looking statements” and “Risk factors”. Many of these factors are difficult to foresee and are beyond FB Financial’s ability to control or predict. FB Financial believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. FB Financial does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.
Additional Information and Participants in the Solicitation
This communication is for informational purposes only and does not constitute a solicitation of any vote or approval with respect to FB Financial’s proposed acquisition of the Clayton Banks. The issuance of the Stock Consideration in connection with the proposed acquisition of the Clayton Banks by FB Financial will be submitted to the shareholders of FB Financial for their consideration. FB Financial will file with the SEC a proxy statement and deliver the proxy statement to its shareholders as required by applicable law. FB Financial may also file other documents with the SEC regarding the proposed acquisition. This communication is not a substitute for any proxy statement or any other document which FB Financial may file with the SEC in connection with the proposed acquisition. INVESTORS AND SECURITY HOLDERS OF FB FINANCIAL ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FB FINANCIAL, THE PROPOSED ACQUISITION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the proxy statement and other documents containing important information about FB Financial and the proposed acquisition, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. FB Financial makes available free of charge at www.firstbankonline.com (in the “Investor Relations” section of such website) copies of the materials it files with, or furnishes to, the SEC.
FB Financial and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of FB Financial in connection with the proposed acquisition. Information about the directors and executive officers of FB Financial is set forth in FB Financial’s final prospectus filed pursuant to Rule 424(b)(3) under the Securities Act, as amended, filed with the U.S. Securities and Exchange Commission on September 19, 2016 (Registration No. 333-213210). Such final prospectus can be obtained free of charge from the sources indicated above. Other information regarding those persons who are, under the rules of the SEC, participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.
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